EXHIBIT 10.56


                                December 5, 2001


Silicon Valley Bank
3003 Tasman Drive
Santa Clara, CA 95054

Ladies and Gentlemen:

         Reference is made to the Loan and Security Agreement (Exim Program), dated of even date, between us (the "Exim Loan Agreement") and the documents relating thereto being signed concurrently (with the Exim Loan Agreement, collectively, the "Exim Loan Documents".)

         This will confirm that the Exim Loan Agreement and the other Exim Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                                       Very truly yours,

                                          VISEON, INC.


                                          By
                                             -----------------------------------
                                                President or Vice President

Accepted and agreed:

SILICON VALLEY BANK


By
   -----------------------------------
Title
      --------------------------------